UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2010

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Each month the Chief Executive Officer of the Bank issues a 'Report from the President' (the "Report") to each shareholder. Such Reports may contain information that may be important to security holders. A copy of the Report to shareholders for the month of September 2010 issued on September 30, 2010 appears below.

[Bank Letterhead]

September 30, 2010

TO: All Stockholders
(Individually Addressed)

SUBJECT: Report for the Month

At the Bank

Advances Averaged $78.5 Billion in August

The Home Loan Bank of New York remains on an even keel. During August 2010, average advances remained relatively steady, decreasing $1.1 billion to $78.5 billion. Outstanding advance balances declined slightly during the month in part due to sluggish market conditions and continued growth in our members’ retail deposits. FHLBNY advances continue to be a stable source of funding support that our members need to perform the everyday duties that drive local economic development and job growth in communities across our region.

FHLBNY Announces New Jersey Member Director Elections Results; Ballots for New York Member Director and Independent Director Elections to Be Mailed On or About October 5

I would like to congratulate Ronald E. Hermance, Chairman, President, and CEO of Hudson City Savings Bank; and Kevin J. Lynch, Chairman, President, and CEO of Oritani Bank, on their re-elections to the FHLBNY’s Board of Directors. On September 8, 2010, the FHLBNY announced that Director Hermance and Director Lynch were deemed elected by the Bank to serve as Member Directors representing our New Jersey members, both for four year terms that will commence on January 1, 2011. (No formal election among the New Jersey membership was held as there were only two nominees for the two open Member Director seats.) Both Messrs. Hermance and Lynch currently serve on the Board; their terms expire December 31, 2010. Director Hermance is Chair of the Board’s Corporate Governance Committee and also serves on the Board’s Executive Committee; Director Lynch is Chair of the Board’s Housing Committee and also serves on the Board’s Executive and Compensation and Human Resources Committees.

Please note that ballots for two open Member Director seats in New York, as well as two Independent Director seats, will be distributed to eligible Bank members on or about October 5, 2010. All four terms will commence on January 1, 2011. The Member Director seat representing Puerto Rico and the U.S. Virgin Islands is not up for election this year.

In Washington

Housing Finance Reform Continues

Housing finance reform continues to be the focus of Congress and the Administration, as policymakers set out to find a solution for the failed GSEs, Fannie Mae and Freddie Mac. It is clear that this will be a long-term process, and I do not expect a solution to appear overnight. However, it is just as clear that, in any reformed housing finance system, the cooperative Federal Home Loan Banks must be part of that solution.

This past month, in testimony before the House Committee on Financial Services, Michael S. Barr, Treasury’s Assistant Secretary for Financial Institutions, laid out Treasury’s objectives and goals for housing finance reform. These goals include:

• Widely available mortgage credit;
• Housing affordability;
• Consumer protection;
• Financial stability; and
• Support for affordable single and multifamily housing

Through our members, the Federal Home Loan Banks successfully act on these goals each and every day:

• Through our 8,000 members, we help make mortgage credit available nationwide.
• Our low cost of funds help to keep homes affordable.
• Our members are local institutions, committed to their customers and neighbors. This creates a built-in consumer protection; unlike nameless, faceless "fly-by-night" mortgage brokers, the bank down the street is not incentivized to put its customers at risk to turn a quick profit. Our members are organizations that pride themselves on their long-term relationships with their customers.
• The Federal Home Loan Banks have proven their financial stability over the past three years. We are the reliable funding source that our members know they can access in any economic environment, consistent through boom and bust.
• Through the AHP program the Federal Home Loan Banks and their members are committed to supporting affordable single and multifamily housing across the nation.

The Federal Home Loan Bank System provides the stable, reliable support that our country’s housing finance system relies on. However, public policy makers must be reminded that it was Fannie Mae and Freddie Mac that lost $202 billion in 2008 and 2009, wiped out an additional $134 billion in shareholder value over that time, and required a government bailout of $149 billion – combined, it is nearly half a trillion dollars lost. Surely, these organizations are broken and need to be fixed. However, over that same period, the Home Loan Banks earned $3 billion, did not experience a single shareholder loss, and did not receive a single dollar of direct government support. The Federal Home Loan Banks will be vital in any reformed housing finance system, but the Home Loan Banks themselves do not need to be reformed. We appreciate your membership and look forward to continuing our partnership with you in the coming years.

Sincerely,

/s/ Alfred A. DelliBovi
Alfred A. DelliBovi
President

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as "projected," "expects," "may," or their negatives or other variations of these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

September 30, 2010	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer